UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023 (October 27, 2023)

QUINSTREET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, 6th Floor

Foster City, CA 94404

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	QNST	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

QuinStreet, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders on October 27, 2023. Of the 54,729,587 shares of the Company’s common stock outstanding as of September 5, 2023 (the record date), 51,432,513 shares, or 94.0%, were present or represented by proxy at the meeting. Four proposals were considered at the meeting.

Proposal One. The stockholders elected the Company’s three Class II nominees to the Company’s Board of Directors for a three-year term expiring on the date of the 2026 annual meeting of stockholders or until their respective successors have been duly elected and qualified. The table below presents the results of the election:

Name	For	Withheld	Broker Non-Votes
Asmau Ahmed	47,381,744	500,447	3,550,322
Matthew Glickman	46,907,260	974,931	3,550,322
Hillary Smith	45,571,611	2,310,580	3,550,322

Proposal Two. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024. The table below presents the voting results on this proposal:

For	Against	Abstentions
50,739,113	691,755	1,645

Proposal Three. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2023 Proxy Statement. The table below presents the voting results on this proposal:

For	Against	Abstentions	Broker Non-Votes
46,909,693	968,083	4,415	3,550,322

Proposal Four. The stockholders determined, on a non-binding advisory basis, the every “1 Year” frequency of future stockholder advisory votes regarding compensation awarded to our named executive officers. The table below presents the voting results on this proposal (and the Company will hold advisory votes on executive compensation every 1 year):

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
46,068,957	642	1,792,203	20,389	3,550,322

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINSTREET, INC.

Dated: November 2, 2023	By:	/s/ Martin J. Collins
Martin J. Collins
Chief Legal & Privacy Officer